SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of Earliest Event Reported: December 17, 1999

                        Date of Report: December 29, 1999



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.


           (Exact name of registrants as specified in their charters)



     Delaware               1-111331                     43-1698480
     Delaware               333-06693                    43-1742520
 -----------------     -----------------     ----------------------------------
(States or other         Commission file        (I.R.S. Employer Identification
jurisdictions of             numbers                         Nos.)
incorporation or
organization)


                   One Liberty Plaza, Liberty, Missouri 64068

           (Address of principal executive office, including zip code)


                                 (816) 792-1600

              (Registrant's telephone number, including area code)

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  The Thermogas Company statements of net assets to be sold and operations to be sold as of and for the nine months ended September 30, 1999 and the year ended December 31, 1998, and the statement of operations to be sold for the year ended December 31, 1997, together with the report of Deloitte & Touche, LLP (Kansas City, Missouri) with respect thereto, are filed as Exhibit 99.2 to this Current Report.


         (b)      Pro forma financial information.

                  The unaudited pro forma condensed combined financial statements of Ferrellgas Partners, L.P. and Thermogas Company. as of October 31, 1999, for the three months ended October 31, 1999 and for the fiscal year ended July 31, 1999, are filed as Exhibit 99.3 to this Current Report.


         (c)      Exhibits.

                  The Exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.

                                                     SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             FERRELLGAS PARTNERS, L.P.

                             By Ferrellgas, Inc. (General Partner)


Date: March 1, 2000      By  /s/ Kevin T. Kelly
                             -------------------------------------------------
                             Kevin T. Kelly
                             Chief Financial Officer (Principal
                             Financial and Accounting Officer)





                             FERRELLGAS PARTNERS FINANCE CORP.

Date: March 1, 2000      By  /s/ Kevin T. Kelly
                             -------------------------------------------------
                             Kevin T. Kelly
                             Chief Financial Officer (Principal
                             Financial and Accounting Officer)

                                  EXHIBIT INDEX


        Exhibit No.                             Description of Exhibit

            99.2 Thermogas Company statements of net assets to be sold and operations to be sold as of and for the nine months ended September 30, 1999 and the year ended December 31, 1998, and the statement of operations to be sold for the year ended December 31, 1997, together with the report of Deloitte & Touche, LLP (Kansas City, Missouri) with respect thereto.

           99.3 Pro forma condensed combined financial statements of Ferrellgas Partners, L.P. and Thermogas Company as of October 31, 1999, for the three months ended October 31, 1999 and for the fiscal year ended
                             July 31, 1999.